Exhibit 99.2

Fourth Quarter

Financial Supplement

December 31, 2016

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

METLIFE
Consolidated Balance Sheets	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY	8

U.S.
Statements of Operating Earnings Available to Common Shareholders	9
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	10
Retirement and Income Solutions - Statements of Operating Earnings Available to Common Shareholders	11
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	12
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	13
Group Benefits - Other Operating Expenses by Major Category and Other Statistical Information	14
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Retirement and Income Solutions - Other Operating Expenses by Major Category and Spread	16
Property & Casualty - Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	17

ASIA
Statements of Operating Earnings Available to Common Shareholders	18
Operating Premiums, Fees and Other Revenues, Other Operating Expenses by Major Category, Sales on a Constant Currency Basis and Other Statistical Information	19

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	20
Other Operating Expenses by Major Category, Sales on a Constant Currency Basis and Other Statistical Information	21

EMEA
Statements of Operating Earnings Available to Common Shareholders	22
Other Operating Expenses by Major Category and Other Statistical Information	23

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	24
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	25
Other Operating Expenses by Major Category and Spread by Product	26
Other Statistical Information	27

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	28

BRIGHTHOUSE FINANCIAL
Statements of Operating Earnings Available to Common Shareholders	29

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	30
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	32
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Real Estate and Real Estate Joint Ventures	33
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement and Income Solutions, U.S. - Property & Casualty,	A-2
Asia, Latin America, EMEA, MetLife Holdings, Corporate & Other and Brighthouse Financial	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues, Other Operating Expenses and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Non-GAAP and Other Financial Disclosures	A-7
MetLife Acronyms	A-9

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Revenues
Premiums	$9,605	$9,693	$9,417	$10,391	$9,652	$38,545	$39,153
Universal life and investment-type product policy fees	2,333	2,344	2,286	2,296	2,280	9,507	9,206
Net investment income	4,914	4,559	4,887	5,464	5,037	19,281	19,947
Other revenues	486	487	487	366	419	1,983	1,759
Net investment gains (losses)	62	15	266	257	(367)	597	171
Net derivative gains (losses)	(356)	1,335	(2,099)	(1,051)	(4,945)	38	(6,760)
Total revenues	17,044	18,433	15,244	17,723	12,076	69,951	63,476

Expenses
Policyholder benefits and claims	9,772	9,678	10,274	10,855	9,997	38,714	40,804
Interest credited to policyholder account balances	1,670	1,326	1,500	1,820	1,636	5,610	6,282
Policyholder dividends	363	315	324	312	305	1,388	1,256
Goodwill impairment	-	-	-	260	-	-	260
Capitalization of DAC	(987)	(981)	(915)	(863)	(830)	(3,837)	(3,589)
Amortization of DAC and VOBA	883	995	121	1,017	508	3,936	2,641
Amortization of negative VOBA	(79)	(99)	(67)	(55)	(48)	(361)	(269)
Interest expense on debt	300	312	306	292	291	1,208	1,201
Other expenses	3,987	3,965	3,801	3,537	3,782	15,823	15,085
Total expenses	15,909	15,511	15,344	17,175	15,641	62,481	63,671
Income (loss) from continuing operations before provision for income tax	1,135	2,922	(100)	548	(3,565)	7,470	(195)
Provision for income tax expense (benefit)	293	719	(214)	(25)	(1,479)	2,148	(999)
Income (loss) from continuing operations, net of income tax	842	2,203	114	573	(2,086)	5,322	804
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	842	2,203	114	573	(2,086)	5,322	804
Less: Net income (loss) attributable to noncontrolling interests	8	2	4	(4)	2	12	4
Net income (loss) attributable to MetLife, Inc.	834	2,201	110	577	(2,088)	5,310	800
Less: Preferred stock dividends	49	6	46	6	45	116	103
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$785	$2,195	$64	$571	$(2,133)	$5,152	$697

Total Premiums, Fees and Other Revenues	$12,424	$12,524	$12,190	$13,053	$12,351	$50,035	$50,118

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Net income (loss) available to MetLife, Inc.'s common shareholders	$785	$2,195	$64	$571	$(2,133)
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)	62	15	266	257	(367)
Less: Net derivative gains (losses)	(356)	1,335	(2,099)	(1,051)	(4,945)
Less: Goodwill impairment	-	-	-	(260)	-
Less: Other adjustments to continuing operations (1)	(398)	(185)	478	(193)	(20)
Less: Provision for income tax (expense) benefit	109	(297)	499	393	1,786
Add: Net income (loss) attributable to noncontrolling interests	8	2	4	(4)	2
Operating earnings available to common shareholders	$1,376	$1,329	$924	$1,421	$1,415

Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted (2)	$0.70	$1.98	$0.06	$0.51	$(1.94)
Less: Net investment gains (losses)	0.06	0.01	0.24	0.23	(0.33)
Less: Net derivative gains (losses)	(0.32)	1.20	(1.89)	(0.95)	(4.46)
Less: Goodwill impairment	-	-	-	(0.23)	-
Less: Other adjustments to continuing operations	(0.36)	(0.16)	0.43	(0.17)	(0.03)
Less: Provision for income tax (expense) benefit	0.10	(0.27)	0.45	0.35	1.60
Add: Net income (loss) attributable to noncontrolling interests	0.01	-	-	-	-
Operating earnings available to common shareholders per common share - diluted (2)	$1.23	$1.20	$0.83	$1.28	$1.28

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$(137)	$(86)	$(9)	$22	$-
Catastrophe experience and prior year development, net	(9)	(45)	(15)	16	-
Actuarial assumption review and other insurance adjustments	-	-	(462)	(319)	(58)
Tax adjustments	31	10	-	-	-
Expense initiative costs	-	-	-	-	(28)
Total notable items (3)	$(115)	$(121)	$(486)	$(281)	$(86)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$(0.12)	$(0.08)	$(0.01)	$0.02	$-
Catastrophe experience and prior year development, net	$(0.01)	$(0.04)	$(0.01)	$0.01	$-
Actuarial assumption review and other insurance adjustments	$-	$-	$(0.42)	$(0.29)	$(0.05)
Tax adjustments	$0.03	$0.01	$-	$-	$-
Expense initiative costs	$-	$-	$-	$-	$(0.03)
Total notable items (3)	$(0.10)	$(0.11)	$(0.44)	$(0.25)	$(0.08)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Weighted average common shares outstanding - diluted	1,121.4	1,108.6	1,109.1	1,109.3	1,108.8

(1)          See Page A-1 for further detail.

(2)          For the three months ended December 31, 2016, 8.6 million shares related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(3)          Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Book value per common share (1)	$60.00	$67.10	$70.18	$69.35	$59.56
Book value per common share, excluding AOCI other than FCTA (1)	$51.15	$53.31	$53.20	$53.40	$49.83
Book value per common share - tangible common stockholders' equity (excludes AOCI other than FCTA) (1)	$42.22	$44.17	$43.98	$44.40	$41.14

	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Return on MetLife, Inc.'s (2):
Common stockholders' equity	4.7%	12.6%	0.3%	3.0%	(12.1)%
Common stockholders' equity, excluding AOCI other than FCTA	5.6%	15.3%	0.4%	3.9%	(15.1)%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	6.8%	18.6%	0.6%	4.8%	(18.1)%

Operating return on MetLife, Inc.'s (2):
Common stockholders' equity	8.2%	7.6%	4.9%	7.4%	8.0%
Common stockholders' equity, excluding AOCI other than FCTA	9.7%	9.3%	6.3%	9.7%	10.0%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	11.9%	11.3%	7.7%	11.8%	12.2%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Common shares outstanding, beginning of period	1,114.8	1,098.0	1,098.5	1.098.8	1,099.0
Share repurchases	(17.1)	(1.4)	-	-	(5.5)
Newly issued shares	0.3	1.9	0.3	0.2	2.0
Common shares outstanding, end of period	1,098.0	1,098.5	1,098.8	1,099.0	1,095.5

Weighted average common shares outstanding - basic	1,110.9	1,100.8	1,100.3	1,100.5	1,100.2
Dilutive effect of the exercise or issuance of stock-based awards	10.5	7.8	8.8	8.8	8.6
Weighted average common shares outstanding - diluted	1,121.4	1,108.6	1,109.1	1,109.3	1,108.8

MetLife Policyholder Trust Shares	171.0	169.8	167.2	165.6	163.3

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and operating return on MetLife, Inc.'s common stockholders' equity for the years ended December 31, 2015 and 2016.

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS
	For the Three Months Ended						For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		December 31, 2015	December 31, 2016

Total revenues	$17,044	$18,433	$15,244	$17,723	$12,076		$69,951	$63,476
Less: Net investment (gains) losses	62	15	266	257	(367)		597	171
Less: Net derivative (gains) losses	(356)	1,335	(2,099)	(1,051)	(4,945)		38	(6,760)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(3)	25	9	(6)	-		5	28
Less: other adjustments to revenues:
GMIB fees	97	101	104	103	103	`	382	411
Investment hedge adjustments	(202)	(221)	(188)	(226)	(243)		(776)	(878)
Operating joint venture adjustments	2	5	-	-	1		(4)	6
Unit-linked contract income	343	(97)	191	529	327		264	950
Securitization entities income	(2)	-	3	1	(1)		8	3
Settlement of foreign currency earnings hedges	(9)	(4)	3	7	(2)		(37)	4
Divested business and Lag elimination	1	663	-	-	-		4	663
Total operating revenues	$17,111	$16,611	$16,955	$18,109	$17,203		$69,470	$68,878

	For the Three Months Ended						For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		December 31, 2015	December 31, 2016

Total premiums, fees and other revenues	$12,424	$12,524	$12,190	$13,053	$12,351		$50,035	$50,118
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	(3)	25	9	(6)	-		5	28
GMIB fees	97	101	104	103	103		382	411
Settlement of foreign currency earnings hedges	(9)	(4)	3	7	(2)		(37)	4
Divested business and Lag elimination	1	497	-	-	-		4	497
Total operating premiums, fees and other revenues	$12,338	$11,905	$12,074	$12,949	$12,250		$49,681	$49,178
Total operating premiums, fees and other revenues on a constant currency basis	$12,395	$11,921	$11,993	$12,781	$12,250

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Total expenses	$15,909	$15,511	$15,344	$17,175	$15,641	$62,481	$63,671
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(27)	6	(1,087)	(209)	(338)	15	(1,628)
Less: Goodwill impairment	-	-	-	260	-	-	260
Less: other adjustments to expenses:
Inflation and pass through adjustments	(6)	71	66	(21)	(198)	(5)	(82)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	319	42	330	248	291	524	911
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	11	7	4	7	6	101	24
PAB hedge adjustments	2	1	-	-	(1)	7	-
Unit-linked contract costs	338	(77)	186	505	318	269	932
Securitization entities debt expense	(2)	-	3	1	(1)	8	3
Noncontrolling interest	(12)	(5)	(4)	7	(4)	(13)	(6)
Regulatory implementation costs	-	-	-	-	1	2	1
Acquisition, integration and other costs	7	6	16	11	31	28	64
Divested businesses and Lag elimination	(5)	606	130	52	100	1	888
Total operating expenses	$15,284	$14,854	$15,700	$16,314	$15,436	$61,544	$62,304

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Capitalization of DAC (GAAP)	$(987)	$(981)	$(915)	$(863)	$(830)	$(3,837)	$(3,589)
Less: Divested business and Lag elimination	-	(105)	-	-	-	-	(105)
Capitalization of DAC	$(987)	$(876)	$(915)	$(863)	$(830)	$(3,837)	$(3,484)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Other expenses	$3,987	$3,965	$3,801	$3,537	$3,782	$15,823	$15,085
Less: Noncontrolling interest	(12)	(5)	(4)	7	(4)	(13)	(6)
Less: Regulatory implementation costs	-	-	-	-	1	2	1
Less: Acquisition, integration and other costs	7	6	16	11	31	28	64
Less: Divested business and Lag elimination	(6)	254	130	52	101	-	537
Other operating expenses	$3,998	$3,710	$3,659	$3,467	$3,653	$15,806	$14,489
Other operating expenses on a constant currency basis	$4,021	$3,720	$3,627	$3,398	$3,653

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Total Company other operating expenses by major category
Direct and allocated expenses	$1,859	$1,632	$1,599	$1,537	$1,739	$7,324	$6,507
Pension and post-retirement benefit costs	104	105	106	81	85	401	377
Premium taxes, other taxes, and licenses & fees	198	206	189	188	159	768	742
Total fixed operating expenses	$2,161	$1,943	$1,894	$1,806	$1,983	$8,493	$7,626
Commissions and other variable expenses	1,837	1,767	1,765	1,661	1,670	7,313	6,863
Total other operating expenses	$3,998	$3,710	$3,659	$3,467	$3,653	$15,806	$14,489

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$351,402	$371,981	$387,508	$390,442	$350,889
Equity securities available-for-sale, at estimated fair value	3,321	3,374	3,333	3,289	3,194
Fair value option and trading securities, at estimated fair value	15,024	14,993	14,314	14,730	13,923
Mortgage loans	67,102	68,651	69,399	71,156	74,545
Policy loans	11,258	11,257	11,240	11,177	11,028
Real estate and real estate joint ventures	8,433	8,733	9,063	9,186	9,041
Other limited partnership interests	7,096	7,022	6,982	6,878	6,778
Short-term investments, principally at estimated fair value	9,299	11,621	9,838	11,655	7,810
Other invested assets, principally at estimated fair value	22,524	27,095	31,834	30,278	23,185
Total investments	495,459	524,727	543,511	548,791	500,393
Cash and cash equivalents, principally at estimated fair value	12,752	13,290	17,067	15,883	17,877
Accrued investment income	3,988	4,198	3,884	4,197	3,988
Premiums, reinsurance and other receivables	22,702	27,843	26,035	26,178	26,081
Deferred policy acquisition costs and value of business acquired	24,130	23,973	24,748	24,748	24,798
Current income tax recoverable	161	125	51	-	20
Goodwill	9,477	9,729	9,852	9,592	9,220
Other assets	7,666	7,496	7,747	7,867	7,767
Separate account assets	301,598	306,047	309,672	315,648	308,620
Total assets	$877,933	$917,428	$942,567	$952,904	$898,764

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,879	$196,967	$204,461	$208,561	$199,971
Policyholder account balances	202,722	207,593	213,526	216,192	210,235
Other policy-related balances	14,255	14,435	14,447	14,857	14,386
Policyholder dividends payable	720	706	734	763	708
Policyholder dividend obligation	1,783	2,586	3,343	3,352	1,931
Payables for collateral under securities loaned and other transactions	36,871	41,165	45,790	44,422	33,264
Short-term debt	100	100	103	201	242
Long-term debt	18,023	17,915	16,586	16,553	16,502
Collateral financing arrangements	4,139	4,127	4,113	4,084	4,071
Junior subordinated debt securities	3,194	3,168	3,168	3,168	3,169
Current income tax payable	-	-	-	151	-
Deferred income tax liability	10,592	13,776	14,966	14,359	9,367
Other liabilities	23,561	32,878	32,285	32,127	28,818
Separate account liabilities	301,598	306,047	309,672	315,648	308,620
Total liabilities	809,437	841,463	863,194	874,438	831,284

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	77	-	-	-	-

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,749	30,769	30,783	30,797	30,944
Retained earnings	35,519	37,301	36,924	37,054	34,480
Treasury stock, at cost	(3,102)	(3,172)	(3,172)	(3,172)	(3,474)
Accumulated other comprehensive income (loss)	4,771	10,865	14,632	13,595	5,347
Total MetLife, Inc.'s stockholders' equity	67,949	75,775	79,179	78,286	67,309
Noncontrolling interests	470	190	194	180	171
Total equity	68,419	75,965	79,373	78,466	67,480
Total liabilities and equity	$877,933	$917,428	$942,567	$952,904	$898,764

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Operating earnings before provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$245	$229	$288	$296	$277
RETIREMENT AND INCOME SOLUTIONS	359	370	399	472	458
PROPERTY & CASUALTY	49	16	(21)	72	49
TOTAL U.S.	$653	$615	$666	$840	$784
ASIA	415	400	399	466	469
LATIN AMERICA	154	201	175	186	139
EMEA	50	74	74	85	82
METLIFE HOLDINGS	392	392	(76)	387	284
CORPORATE & OTHER	(370)	(367)	(385)	(277)	(422)
BRIGHTHOUSE FINANCIAL (1)	533	442	402	108	431
Total operating earnings before provision for income tax expense (benefit)	$1,827	$1,757	$1,255	$1,795	$1,767

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$92	$87	$103	$110	$103
RETIREMENT AND INCOME SOLUTIONS	124	128	139	164	159
PROPERTY & CASUALTY	5	(6)	(19)	14	6
TOTAL U.S.	$221	$209	$223	$288	$268
ASIA	125	95	140	142	115
LATIN AMERICA	(3)	50	38	53	17
EMEA	(4)	11	10	11	10
METLIFE HOLDINGS	127	125	(43)	121	85
CORPORATE & OTHER	(209)	(183)	(188)	(287)	(289)
BRIGHTHOUSE FINANCIAL (1)	145	115	105	40	101
Total provision for income tax expense (benefit)	$402	$422	$285	$368	$307

Operating earnings available to common shareholders
U.S.
GROUP BENEFITS	$153	$142	$185	$186	$174
RETIREMENT AND INCOME SOLUTIONS	235	242	260	308	299
PROPERTY & CASUALTY	44	22	(2)	58	43
TOTAL U.S.	$432	$406	$443	$552	$516
ASIA	290	305	259	324	354
LATIN AMERICA	157	151	137	133	122
EMEA	54	63	64	74	72
METLIFE HOLDINGS	265	267	(33)	266	199
CORPORATE & OTHER (2)	(210)	(190)	(243)	4	(178)
BRIGHTHOUSE FINANCIAL (1)	388	327	297	68	330
Total operating earnings available to common shareholders (2)	$1,376	$1,329	$924	$1,421	$1,415

OPERATING RETURN ON ALLOCATED EQUITY (1), (3)
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

U.S.
GROUP BENEFITS	21.7%	19.7%	25.7%	25.8%	24.1%
RETIREMENT AND INCOME SOLUTIONS	14.5%	14.2%	15.3%	18.1%	17.6%
PROPERTY & CASUALTY	10.0%	7.8%	(0.7)%	20.5%	15.2%
TOTAL U.S.	15.6%	15.0%	16.4%	20.4%	19.1%
ASIA	10.1%	11.0%	9.4%	11.7%	12.8%
LATIN AMERICA	18.3%	19.7%	17.9%	17.3%	15.9%
EMEA	6.5%	7.8%	7.9%	9.2%	8.9%
METLIFE HOLDINGS	9.3%	9.6%	(1.2)%	9.6%	7.2%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (1), (3)
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

U.S.	17.2%	16.5%	18.0%	22.4%	21.0%
ASIA	17.4%	19.0%	16.2%	20.2%	22.1%
LATIN AMERICA	30.7%	31.2%	28.3%	27.5%	25.2%
EMEA	12.2%	13.5%	13.8%	15.8%	15.6%
METLIFE HOLDINGS	9.9%	10.3%	(1.1)%	10.2%	7.7%

(1)         Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(2)         Includes impact of preferred stock dividends of $49 million, $6 million, $46 million, $6 million and $45 million for the three months ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(3)         Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$5,149	$5,020	$5,171	$5,936	$5,374	$20,861	$21,501
Universal life and investment-type product policy fees	243	250	248	245	246	943	989
Net investment income	1,486	1,460	1,565	1,590	1,591	6,209	6,206
Other revenues	184	204	193	192	195	751	784
Total operating revenues	7,062	6,934	7,177	7,963	7,406	28,764	29,480

Operating expenses
Policyholder benefits and claims and policyholder dividends	5,162	5,046	5,270	5,894	5,348	20,837	21,558
Interest credited to policyholder account balances	311	322	323	322	335	1,216	1,302
Capitalization of DAC	(128)	(111)	(121)	(124)	(115)	(493)	(471)
Amortization of DAC and VOBA	119	118	118	117	118	471	471
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	2	3	2	2	4	9
Other operating expenses	945	942	918	912	934	3,685	3,706
Total operating expenses	6,409	6,319	6,511	7,123	6,622	25,720	26,575
Operating earnings before provision for income tax	653	615	666	840	784	3,044	2,905
Provision for income tax expense (benefit)	221	209	223	288	268	1,040	988
Operating earnings	432	406	443	552	516	2,004	1,917
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$432	$406	$443	$552	$516	$2,004	$1,917

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$432	$406	$443	$552	$516	$2,004	$1,917
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(51)	(101)	70	44	(19)	255	(6)
Net derivative gains (losses)	(61)	204	328	(20)	(459)	98	53
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(44)	(59)	(60)	(73)	(72)	(163)	(264)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	5	(7)	(6)	(1)	12	18	(2)
Interest credited to policyholder account balances	(1)	-	1	1	1	(4)	3
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	51	(13)	(111)	17	188	(72)	81
Income (loss) from continuing operations, net of income tax	331	430	665	520	167	2,136	1,782
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	331	430	665	520	167	2,136	1,782
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	331	430	665	520	167	2,136	1,782
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$331	$430	$665	$520	$167	$2,136	$1,782

Total Operating Premiums, Fees and Other Revenues	$5,576	$5,474	$5,612	$6,373	$5,815	$22,555	$23,274

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$3,557	$3,810	$3,787	$3,740	$3,722	$14,420	$15,059
Universal life and investment-type product policy fees	181	185	197	194	194	740	770
Net investment income	270	274	281	309	276	1,138	1,140
Other revenues	109	119	115	116	117	442	467
Total operating revenues	4,117	4,388	4,380	4,359	4,309	16,740	17,436

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,249	3,525	3,475	3,453	3,404	13,307	13,857
Interest credited to policyholder account balances	34	34	34	35	34	139	137
Capitalization of DAC	(12)	(13)	(13)	(11)	(11)	(52)	(48)
Amortization of DAC and VOBA	9	9	11	10	9	39	39
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	-	1
Other operating expenses	592	604	584	576	596	2,291	2,360
Total operating expenses	3,872	4,159	4,092	4,063	4,032	15,724	16,346
Operating earnings before provision for income tax	245	229	288	296	277	1,016	1,090
Provision for income tax expense (benefit)	92	87	103	110	103	382	403
Operating earnings	153	142	185	186	174	634	687
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$153	$142	$185	$186	$174	$634	$687

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$153	$142	$185	$186	$174	$634	$687
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(36)	(30)	4	14	(7)	(19)	(19)
Net derivative gains (losses)	(12)	169	182	3	(340)	108	14
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(28)	(28)	(27)	(29)	(27)	(111)	(111)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	27	(40)	(49)	4	131	8	46
Income (loss) from continuing operations, net of income tax	104	213	295	178	(69)	620	617
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	104	213	295	178	(69)	620	617
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	104	213	295	178	(69)	620	617
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$104	$213	$295	$178	$(69)	$620	$617

Total Operating Premiums, Fees and Other Revenues	$3,847	$4,114	$4,099	$4,050	$4,033	$15,602	$16,296

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$723	$345	$516	$1,317	$770	$3,004	$2,948
Universal life and investment-type product policy fees	62	65	51	51	52	203	219
Net investment income	1,182	1,164	1,252	1,249	1,287	4,915	4,952
Other revenues	69	70	72	73	73	287	288
Total operating revenues	2,036	1,644	1,891	2,690	2,182	8,409	8,407

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,282	869	1,094	1,830	1,302	5,096	5,095
Interest credited to policyholder account balances	277	288	289	287	301	1,077	1,165
Capitalization of DAC	(8)	-	(1)	(5)	(6)	(19)	(12)
Amortization of DAC and VOBA	4	5	4	4	5	20	18
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	2	2	2	2	4	8
Other operating expenses	122	110	104	100	120	471	434
Total operating expenses	1,677	1,274	1,492	2,218	1,724	6,649	6,708
Operating earnings before provision for income tax	359	370	399	472	458	1,760	1,699
Provision for income tax expense (benefit)	124	128	139	164	159	613	590
Operating earnings	235	242	260	308	299	1,147	1,109
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$235	$242	$260	$308	$299	$1,147	$1,109

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$235	$242	$260	$308	$299	$1,147	$1,109
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(4)	(87)	64	27	(9)	285	(5)
Net derivative gains (losses)	(47)	38	147	(21)	(124)	(10)	40
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(16)	(31)	(33)	(44)	(45)	(52)	(153)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	5	(7)	(6)	(1)	12	18	(2)
Interest credited to policyholder account balances	(1)	-	1	1	1	(4)	3
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	21	31	(61)	13	58	(83)	41
Income (loss) from continuing operations, net of income tax	193	186	372	283	192	1,301	1,033
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	193	186	372	283	192	1,301	1,033
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	193	186	372	283	192	1,301	1,033
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$193	$186	$372	$283	$192	$1,301	$1,033

Total Operating Premiums, Fees and Other Revenues	$854	$480	$639	$1,441	$895	$3,494	$3,455

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$869	$865	$868	$879	$882	$3,437	$3,494
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	34	22	32	32	28	156	114
Other revenues	6	15	6	3	5	22	29
Total operating revenues	909	902	906	914	915	3,615	3,637

Operating expenses
Policyholder benefits and claims and policyholder dividends	631	652	701	611	642	2,434	2,606
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(108)	(98)	(107)	(108)	(98)	(422)	(411)
Amortization of DAC and VOBA	106	104	103	103	104	412	414
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	231	228	230	236	218	923	912
Total operating expenses	860	886	927	842	866	3,347	3,521
Operating earnings before provision for income tax	49	16	(21)	72	49	268	116
Provision for income tax expense (benefit)	5	(6)	(19)	14	6	45	(5)
Operating earnings	44	22	(2)	58	43	223	121
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$44	$22	$(2)	$58	$43	$223	$121

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$44	$22	$(2)	$58	$43	$223	$121
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(11)	16	2	3	(3)	(11)	18
Net derivative gains (losses)	(2)	(3)	(1)	(2)	5	-	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	(4)	(1)	-	(1)	3	(6)
Income (loss) from continuing operations, net of income tax	34	31	(2)	59	44	215	132
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	34	31	(2)	59	44	215	132
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	34	31	(2)	59	44	215	132
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$34	$31	$(2)	$59	$44	$215	$132

Total Operating Premiums, Fees and Other Revenues	$875	$880	$874	$882	$887	$3,459	$3,523

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$18,643	$18,668	$18,741	$18,796	$18,902
Premiums and deposits	4,359	4,629	4,611	4,665	4,480
Surrenders and withdrawals	(604)	(580)	(600)	(630)	(581)
Benefit payments	(3,298)	(3,565)	(3,512)	(3,500)	(3,430)

Net Flows	457	484	499	535	469
Net transfers from (to) separate account	-	-	-	4	-
Interest	137	132	131	132	130
Policy charges	(141)	(144)	(146)	(146)	(147)
Other	(428)	(399)	(429)	(419)	(445)

Balance, end of period	$18,668	$18,741	$18,796	$18,902	$18,909

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$614	$638	$625	$628	$749
Premiums and deposits	55	55	55	153	59
Surrenders and withdrawals	(12)	(14)	(12)	(13)	(11)
Benefit payments	(1)	(1)	(1)	-	(1)

Net Flows	42	40	42	140	47
Investment performance	31	(4)	12	35	14
Net transfers from (to) general account	-	-	-	(4)	-
Policy charges	(47)	(47)	(48)	(50)	(49)
Other	(2)	(2)	(3)	-	-

Balance, end of period	$638	$625	$628	$749	$761

[LOGO]

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$356	$346	$331	$326	$341
Pension and post-retirement benefit costs	15	16	16	11	13
Premium taxes, other taxes, and licenses & fees	70	78	73	77	76
Total fixed operating expenses	$441	$440	$420	$414	$430
Commissions and other variable expenses	151	164	164	162	166
Total other operating expenses	$592	$604	$584	$576	$596

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Group Life (1)
Operating premiums, fees and other revenues	$1,525	$1,605	$1,586	$1,592	$1,574
Mortality ratio	86.8%	85.7%	85.5%	89.3%	88.2%
Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,580	$1,677	$1,676	$1,663	$1,687
Interest adjusted benefit ratio (3)	77.0%	81.2%	78.9%	76.9%	76.2%

(1)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(2)          Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$94,969	$96,194	$98,304	$99,421	$102,036
Premiums and deposits	13,588	11,272	14,503	18,071	18,705
Surrenders and withdrawals	(12,098)	(10,599)	(14,198)	(15,813)	(16,134)
Benefit payments	(759)	(787)	(771)	(806)	(789)

Net Flows	731	(114)	(466)	1,452	1,782
Net transfers from (to) separate account	4	(1)	-	(1)	-
Interest	832	830	830	830	845
Policy charges	(7)	(30)	(31)	(32)	(4)
Other	(335)	1,425	784	366	(3,092)

Balance, end of period	$96,194	$98,304	$99,421	$102,036	$101,567

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$80,455	$78,902	$81,887	$85,271	$85,929
Premiums and deposits	1,581	1,913	1,513	1,876	1,683
Surrenders and withdrawals	(1,381)	(1,260)	(1,073)	(2,412)	(1,360)
Benefit payments	(23)	(15)	(18)	(23)	(12)

Net Flows	177	638	422	(559)	311
Investment performance	85	1,994	1,712	825	(1,731)
Net transfers from (to) general account	(4)	1	-	1	-
Policy charges	(66)	(87)	(82)	(74)	(74)
Other	(1,745)	439	1,332	465	754

Balance, end of period	$78,902	$81,887	$85,271	$85,929	$85,189

U.S. RETIREMENT AND INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$72	$69	$61	$62	$74
Pension and post-retirement benefit costs	6	5	5	4	4
Premium taxes, other taxes, and licenses & fees	3	3	1	1	3
Total fixed operating expenses	$81	$77	$67	$67	$81
Commissions and other variable expenses	41	33	37	33	39
Total other operating expenses	$122	$110	$104	$100	$120

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Investment income yield excluding variable investment income	4.49%	4.51%	4.60%	4.59%	4.56%
Variable investment income yield	0.23%	0.08%	0.25%	0.25%	0.33%
Total investment income yield	4.72%	4.59%	4.85%	4.84%	4.89%
Average crediting rate	3.38%	3.37%	3.35%	3.38%	3.36%
Annualized general account spread	1.34%	1.22%	1.50%	1.46%	1.53%

Annualized general account spread excluding variable investment income yield	1.11%	1.14%	1.25%	1.21%	1.20%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$98	$95	$93	$88	$93
Pension and post-retirement benefit costs	8	9	9	8	8
Premium taxes, other taxes, and licenses & fees	22	21	25	24	22
Total fixed operating expenses	$128	$125	$127	$120	$123
Commissions and other variable expenses	103	103	103	116	95
Total other operating expenses	$231	$228	$230	$236	$218
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Net Written Premiums by Product
Auto	$555	$550	$577	$603	$563
Homeowners & Other	299	279	324	335	294
Total	$854	$829	$901	$938	$857
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$869	$865	$868	$879	$882
Loss and loss adjustment expense ratio	72.5%	75.5%	80.7%	69.5%	72.8%
Other expense ratio	26.2%	26.6%	26.0%	25.9%	25.2%
Total combined ratio	98.7%	102.1%	106.7%	95.4%	98.0%
Effect of catastrophe losses	5.2%	12.1%	16.7%	4.3%	3.2%
Combined ratio excluding catastrophes	93.5%	90.0%	90.0%	91.1%	94.8%
Prior year development	(1.2)%	- %	(0.8)%	(0.2)%	- %
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.7%	90.0%	90.8%	91.3%	94.8%
Auto
Net earned premium	$557	$555	$559	$567	$571
Loss and loss adjustment expense ratio	84.3%	75.6%	79.0%	74.3%	85.2%
Other expense ratio	25.8%	26.9%	25.9%	25.3%	25.0%
Total combined ratio	110.1%	102.5%	104.9%	99.6%	110.2%
Effect of catastrophe losses	0.4%	1.8%	3.8%	1.7%	1.1%
Combined ratio excluding catastrophes	109.7%	100.7%	101.1%	97.9%	109.1%
Prior year development	0.5%	- %	0.1%	(0.3)%	(0.1)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	109.2%	100.7%	101.0%	98.2%	109.2%
Homeowners & Other
Net earned premium	$312	$310	$309	$312	$311
Loss and loss adjustment expense ratio	51.3%	75.4%	83.7%	60.7%	50.0%
Other expense ratio	26.8%	26.2%	26.1%	26.9%	25.7%
Total combined ratio	78.1%	101.6%	109.8%	87.6%	75.7%
Effect of catastrophe losses	13.6%	30.6%	40.0%	8.9%	7.1%
Combined ratio excluding catastrophes	64.5%	71.0%	69.8%	78.7%	68.6%
Prior year development	(4.1)%	- %	(2.3)%	(0.1)%	0.1%
Combined ratio excluding catastrophes and prior year development before provision for income tax	68.6%	71.0%	72.1%	78.8%	68.5%
Catastrophe Losses Before Provision for Income Tax
Auto	$2	$10	$21	$10	$6
Homeowners & Other	43	95	124	27	22
Total	$45	$105	$145	$37	$28
(1) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$1,640	$1,658	$1,681	$1,822	$1,741	$6,937	$6,902
Universal life and investment-type product policy fees	363	350	370	394	373	1,542	1,487
Net investment income	642	618	678	707	704	2,675	2,707
Other revenues	23	17	16	12	16	105	61
Total operating revenues	2,668	2,643	2,745	2,935	2,834	11,259	11,157

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,229	1,236	1,324	1,363	1,268	5,275	5,191
Interest credited to policyholder account balances	317	319	324	331	324	1,309	1,298
Capitalization of DAC	(452)	(385)	(426)	(440)	(417)	(1,720)	(1,668)
Amortization of DAC and VOBA	285	286	304	331	303	1,256	1,224
Amortization of negative VOBA	(68)	(64)	(57)	(46)	(41)	(309)	(208)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	942	851	877	930	928	3,611	3,586
Total operating expenses	2,253	2,243	2,346	2,469	2,365	9,422	9,423

Operating earnings before provision for income tax	415	400	399	466	469	1,837	1,734
Provision for income tax expense (benefit)	125	95	140	142	115	457	492
Operating earnings	290	305	259	324	354	1,380	1,242
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$290	$305	$259	$324	$354	$1,380	$1,242

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$290	$305	$259	$324	$354	$1,380	$1,242
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	51	223	140	66	(241)	501	188
Net derivative gains (losses)	(67)	411	606	(68)	(996)	67	(47)
Premiums	-	426	-	-	-	-	426
Universal life and investment-type product policy fees	-	92	7	(4)	3	12	98
Net investment income	76	(39)	(134)	64	209	184	100
Other revenues	(9)	-	3	7	(2)	(37)	8
Policyholder benefits and claims and policyholder dividends	(9)	(322)	(7)	(8)	(10)	(112)	(347)
Interest credited to policyholder account balances	(78)	78	114	(57)	(205)	(197)	(70)
Capitalization of DAC	-	105	-	-	-	-	105
Amortization of DAC and VOBA	-	(112)	(12)	10	-	(9)	(114)
Amortization of negative VOBA	8	32	6	5	4	35	47
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	5	(193)	(7)	(7)	(20)	4	(227)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(28)	(143)	(204)	29	305	(21)	(13)
Income (loss) from continuing operations, net of income tax	239	863	771	361	(599)	1,807	1,396
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	239	863	771	361	(599)	1,807	1,396
Less: Net income (loss) attributable to noncontrolling interests	6	-	1	1	-	4	2
Net income (loss) attributable to MetLife, Inc.	233	863	770	360	(599)	1,803	1,394
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$233	$863	$770	$360	$(599)	$1,803	$1,394

Total Operating Premiums, Fees and Other Revenues	$2,026	$2,025	$2,067	$2,228	$2,130	$8,584	$8,450

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Total operating premiums, fees and other revenues	$2,026	$2,025	$2,067	$2,228	$2,130

Total operating premiums, fees and other revenues on a constant currency basis	$2,171	$2,075	$2,049	$2,110	$2,130
Less: India operating premiums, fees and other revenues on a constant currency basis (1)	75	-	-	-	-
Total operating premiums, fees and other revenues excluding India on a constant currency basis	2,096	2,075	2,049	2,110	2,130
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (2), (3)	151	157	149	160	183
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,247	$2,232	$2,198	$2,270	$2,313

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$339	$305	$309	$327	$356
Pension and post-retirement benefit costs	18	18	19	19	19
Premium taxes, other taxes, and licenses & fees	34	35	39	37	5
Total fixed operating expenses	$391	$358	$367	$383	$380
Commissions and other variable expenses	551	493	510	547	548
Total other operating expenses	$942	$851	$877	$930	$928
Total other operating expenses, net of capitalization of DAC	$490	$466	$451	$490	$511

Total other operating expenses on a constant currency basis	$1,005	$871	$869	$882	$928
Less: India other operating expenses on a constant currency basis (1)	40	-	-	-	-
Total other operating expenses excluding India on a constant currency basis	965	871	869	882	928
Add: Operating joint ventures other operating expenses on a constant currency basis (2), (3)	65	57	61	68	65
Total other operating expenses including operating joint ventures on a constant currency basis	$1,030	$928	$930	$950	$993
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$537	$507	$486	$508	$546

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Japan:
Life	$195	$175	$174	$194	$204
Accident & Health	105	85	88	79	91
Annuities	92	106	96	94	77
Other	5	4	4	3	3
Total Japan	397	370	362	370	375
Other Asia	229	173	217	193	250
Total sales	$626	$543	$579	$563	$625

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Operating earnings available to common shareholders	$290	$305	$259	$324	$354
Operating earnings available to common shareholders on a constant currency basis	$303	$311	$256	$313	$354

(1)        Effective January 1, 2016, we no longer consolidate the results from our operating joint venture in India and, therefore, we do not report India’s results on the operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses lines on the statement of operating earnings available to common shareholders. The removal of India’s results from prior years’ operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses provides comparability between periods.

(2)        Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)        Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$656	$601	$631	$653	$644	$2,581	$2,529
Universal life and investment-type product policy fees	261	268	269	227	261	1,117	1,025
Net investment income	264	255	243	311	275	1,038	1,084
Other revenues	14	7	8	11	8	41	34
Total operating revenues	1,195	1,131	1,151	1,202	1,188	4,777	4,672
						-
Operating expenses						-
Policyholder benefits and claims and policyholder dividends	615	550	583	681	629	2,408	2,443
Interest credited to policyholder account balances	86	80	84	85	79	349	328
Capitalization of DAC	(95)	(73)	(80)	(83)	(85)	(341)	(321)
Amortization of DAC and VOBA	76	63	66	(2)	57	271	184
Amortization of negative VOBA	-	-	-	(1)	-	(1)	(1)
Interest expense on debt	-	-	-	1	1	-	2
Other operating expenses	359	310	323	335	368	1,429	1,336
Total operating expenses	1,041	930	976	1,016	1,049	4,115	3,971
Operating earnings before provision for income tax	154	201	175	186	139	662	701
Provision for income tax expense (benefit)	(3)	50	38	53	17	37	158
Operating earnings	157	151	137	133	122	625	543
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$157	$151	$137	$133	$122	$625	$543

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$157	$151	$137	$133	$122	$625	$543
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	75	(22)	18	12	85	82	93
Net derivative gains (losses)	10	84	(28)	(9)	(44)	(135)	3
Premiums	(1)	-	-	-	-	(3)	-
Universal life and investment-type product policy fees	2	-	-	-	-	7	-
Net investment income	4	16	4	17	11	8	48
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(10)	(44)	(41)	21	150	(42)	86
Interest credited to policyholder account balances	(19)	(25)	(19)	(24)	(17)	(54)	(85)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	3	2	2	3	2	12	9
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(109)	(20)	14	(5)	(57)	(62)	(68)
Income (loss) from continuing operations, net of income tax	112	142	87	148	252	438	629
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	112	142	87	148	252	438	629
Less: Net income (loss) attributable to noncontrolling interests	1	1	2	2	1	11	6
Net income (loss) attributable to MetLife, Inc.	111	141	85	146	251	427	623
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$111	$141	$85	$146	$251	$427	$623

Total Operating Premiums, Fees and Other Revenues	$931	$876	$908	$891	$913	$3,739	$3,588

LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$147	$121	$119	$127	$163
Pension and post-retirement benefit costs	1	-	-	-	1
Premium taxes, other taxes, and licenses & fees	17	16	18	16	16
Total fixed operating expenses	$165	$137	$137	$143	$180
Commissions and other variable expenses	194	173	186	192	188
Total other operating expenses	$359	$310	$323	$335	$368
Total other operating expenses, net of capitalization of DAC	$264	$237	$243	$252	$283
Total other operating expenses on a constant currency basis	$333	$311	$314	$326	$368
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$245	$238	$237	$246	$283

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Mexico	$115	$96	$164	$75	$94
Chile	62	62	65	65	68
All other	61	63	59	65	76
Total sales	$238	$221	$288	$205	$238

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Operating premiums, fees and other revenues	$931	$876	$908	$891	$913
Operating earnings available to common shareholders	$157	$151	$137	$133	$122

Operating premiums, fees and other revenues on a constant currency basis	$870	$866	$877	$866	$913
Operating earnings available to common shareholders on a constant currency basis	$134	$144	$130	$128	$122

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$502	$500	$519	$500	$508	$2,036	$2,027
Universal life and investment-type product policy fees	102	95	95	104	97	424	391
Net investment income	77	80	83	81	74	326	318
Other revenues	21	20	19	17	17	61	73
Total operating revenues	702	695	716	702	696	2,847	2,809
						-
Operating expenses						-
Policyholder benefits and claims and policyholder dividends	251	261	283	257	266	988	1,067
Interest credited to policyholder account balances	29	29	30	28	25	120	112
Capitalization of DAC	(100)	(101)	(106)	(103)	(93)	(472)	(403)
Amortization of DAC and VOBA	109	102	103	106	97	497	408
Amortization of negative VOBA	(3)	(3)	(4)	(3)	(3)	(16)	(13)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	366	333	336	332	322	1,469	1,323
Total operating expenses	652	621	642	617	614	2,586	2,494
Operating earnings before provision for income tax	50	74	74	85	82	261	315
Provision for income tax expense (benefit)	(4)	11	10	11	10	21	42
Operating earnings	54	63	64	74	72	240	273
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$54	$63	$64	$74	$72	$240	$273

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$54	$63	$64	$74	$72	$240	$273
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	8	16	24	(6)	27	42
Net derivative gains (losses)	19	(1)	3	25	(3)	40	24
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(1)	6	7	5	6	(5)	24
Net investment income	252	82	300	436	93	21	911
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	9	28	10	(58)	-	(11)
Interest credited to policyholder account balances	(241)	(77)	(281)	(424)	(96)	(18)	(878)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	-	(1)	-	1	5	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(1)	(2)	(5)	(1)	(5)	-	(13)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(15)	(14)	(35)	(34)	22	(22)	(61)
Income (loss) from continuing operations, net of income tax	73	74	96	115	26	288	311
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	73	74	96	115	26	288	311
Less: Net income (loss) attributable to noncontrolling interests	-	1	1	1	-	4	3
Net income (loss) attributable to MetLife, Inc.	73	73	95	114	26	284	308
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$73	$73	$95	$114	$26	$284	$308

Total Operating Premiums, Fees and Other Revenues	$625	$615	$633	$621	$622	$2,521	$2,491

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$192	$157	$149	$150	$153
Pension and post-retirement benefit costs	1	1	1	2	2
Premium taxes, other taxes, and licenses & fees	-	5	4	4	6
Total fixed operating expenses	$193	$163	$154	$156	$161
Commissions and other variable expenses	173	170	182	176	161
Total other operating expenses	$366	$333	$336	$332	$322
Total other operating expenses, net of capitalization of DAC	$266	$232	$230	$229	$229
Total other operating expenses on a constant currency basis	$352	$322	$321	$320	$322
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$255	$224	$219	$220	$229

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Operating premiums, fees and other revenues	$625	$615	$633	$621	$622
Operating earnings available to common shareholders	$54	$63	$64	$74	$72

Operating premiums, fees and other revenues on a constant currency basis	$598	$591	$601	$596	$622
Operating earnings available to common shareholders on a constant currency basis	$50	$59	$58	$70	$72
Total sales on a constant currency basis	$218	$253	$252	$227	$229

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$1,200	$1,097	$1,122	$1,093	$1,194	$4,545	$4,506
Universal life and investment-type product policy fees	365	355	361	357	363	1,482	1,436
Net investment income	1,511	1,475	1,477	1,537	1,455	6,201	5,944
Other revenues	219	204	203	105	69	930	581
Total operating revenues	3,295	3,131	3,163	3,092	3,081	13,158	12,467

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,878	1,823	1,927	1,853	1,931	7,357	7,534
Interest credited to policyholder account balances	269	258	261	261	262	1,062	1,042
Capitalization of DAC	(118)	(100)	(96)	(44)	(41)	(410)	(281)
Amortization of DAC and VOBA	154	148	269	219	100	577	736
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	14	14	14	15	14	55	57
Other operating expenses	706	596	864	401	531	2,694	2,392
Total operating expenses	2,903	2,739	3,239	2,705	2,797	11,335	11,480
Operating earnings before provision for income tax	392	392	(76)	387	284	1,823	987
Provision for income tax expense (benefit)	127	125	(43)	121	85	581	288
Operating earnings	265	267	(33)	266	199	1,242	699
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$265	$267	$(33)	$266	$199	$1,242	$699

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$265	$267	$(33)	$266	$199	$1,242	$699
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(129)	(114)	251	5	61	(41)	203
Net derivative gains (losses)	(11)	414	23	(469)	(909)	307	(941)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	22	22	24	23	23	89	92
Net investment income	(82)	(76)	(64)	(68)	(66)	(334)	(274)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(55)	(2)	(43)	(71)	(50)	(65)	(166)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(82)	83	116	93	20	(124)	312
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	(13)	(1)	-	(14)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	118	(114)	(107)	174	323	59	276
Income (loss) from continuing operations, net of income tax	46	480	167	(60)	(400)	1,133	187
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	46	480	167	(60)	(400)	1,133	187
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	46	480	167	(60)	(400)	1,133	187
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$480	$167	$(60)	$(400)	$1,133	$187

Total Operating Premiums, Fees and Other Revenues	$1,784	$1,656	$1,686	$1,555	$1,626	$6,957	$6,523

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$78,938	$79,281	$79,954	$80,704	$80,968
Premiums and deposits (2), (3)	1,510	1,456	1,450	1,412	1,483
Surrenders and withdrawals	(600)	(662)	(590)	(630)	(590)
Benefit payments	(674)	(754)	(725)	(713)	(712)

Net Flows	236	40	135	69	181
Net transfers from (to) separate account	11	11	21	16	12
Interest	821	792	794	799	799
Policy charges	(201)	(201)	(202)	(200)	(242)
Other	(524)	31	2	(420)	(975)

Balance, end of period	$79,281	$79,954	$80,704	$80,968	$80,743

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$21,900	$21,653	$22,135	$23,239	$23,100
Premiums and deposits (2), (3)	371	517	368	230	239
Surrenders and withdrawals	(404)	(391)	(316)	(356)	(417)
Benefit payments	(207)	(216)	(208)	(192)	(175)

Net Flows	(240)	(90)	(156)	(318)	(353)
Net transfers from (to) separate account	(26)	57	47	86	34
Interest	175	166	167	166	165
Policy charges	(5)	(6)	(5)	(5)	(5)
Other	(151)	355	1,051	(68)	(677)

Balance, end of period	$21,653	$22,135	$23,239	$23,100	$22,264

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$4,965	$5,120	$5,029	$5,070	$5,210
Premiums and deposits (3)	78	79	80	75	73
Surrenders and withdrawals	(51)	(50)	(57)	(56)	(52)
Benefit payments	(5)	(7)	(7)	(28)	(5)

Net Flows	22	22	16	(9)	16
Investment performance	216	(28)	119	221	74
Net transfers from (to) general account	(11)	(11)	(21)	(16)	(12)
Policy charges	(72)	(72)	(72)	(71)	(72)
Other	-	(2)	(1)	15	(16)

Balance, end of period	$5,120	$5,029	$5,070	$5,210	$5,200

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Balance, beginning of period	$42,607	$43,470	$43,404	$43,843	$44,560
Premiums and deposits (3)	670	610	537	231	187
Surrenders and withdrawals	(725)	(645)	(735)	(740)	(813)
Benefit payments	(79)	(84)	(89)	(91)	(88)

Net Flows	(134)	(119)	(287)	(600)	(714)
Investment performance	1,192	315	996	1,636	36
Net transfers from (to) general account	26	(57)	(47)	(86)	(34)
Policy charges	(222)	(206)	(223)	(232)	(224)
Other	1	1	-	(1)	(1)

Balance, end of period	$43,470	$43,404	$43,843	$44,560	$43,623

(1)    Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)    Includes premiums and deposits directed to the general account investment option of variable products.

(3)    Includes company - sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Direct and allocated expenses	$296	$229	$221	$211	$199
Pension and post-retirement benefit costs	40	39	40	25	28
Premium taxes, other taxes, and licenses & fees	22	25	23	21	25
Total fixed operating expenses	$358	$293	$284	$257	$252
Commissions and other variable expenses	348	303	580	144	279
Total other operating expenses	$706	$596	$864	$401	$531

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Investment income yield excluding variable investment income	6.55%	6.05%	6.16%	6.15%	5.93%
Variable investment income yield	(0.09)%	0.09%	0.59%	0.35%	0.19%
Total investment income yield	6.46%	6.14%	6.75%	6.50%	6.12%
Average crediting rate	4.55%	4.54%	4.57%	4.55%	4.55%
Annualized general account spread	1.91%	1.60%	2.18%	1.95%	1.57%

Annualized general account spread excluding variable investment income yield	2.00%	1.51%	1.59%	1.60%	1.38%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Investment income yield excluding variable investment income	5.34%	5.07%	5.18%	5.18%	5.05%
Variable investment income yield	0.10%	0.10%	0.36%	0.38%	0.31%
Total investment income yield	5.44%	5.17%	5.54%	5.56%	5.36%
Average crediting rate	3.32%	3.19%	3.21%	3.16%	3.17%
Annualized general account spread	2.12%	1.98%	2.33%	2.40%	2.19%

Annualized general account spread excluding variable investment income yield	2.02%	1.88%	1.97%	2.02%	1.88%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Life (1)
Operating premiums, fees and other revenues	$1,125	$1,018	$1,033	$1,029	$1,150
Interest adjusted benefit ratio (2)	58.7%	56.6%	64.2%	60.4%	63.5%

Lapse Ratio (3)
Traditional life	4.4%	4.4%	4.3%	4.4%	4.5%
Variable & universal life	4.3%	4.4%	4.4%	4.6%	4.5%
Fixed annuity	8.1%	9.0%	7.6%	8.0%	8.0%
Variable annuity	6.7%	6.4%	6.2%	6.3%	6.6%

(1)          Represents traditional life and variable & universal life, components of Life & Other.

(2)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$(57)	$(2)	$13	$40	$(11)	$(87)	$40
Universal life and investment-type product policy fees	(26)	(25)	(31)	(31)	(32)	(113)	(119)
Net investment income	2	5	(35)	(7)	(25)	13	(62)
Other revenues	(78)	(51)	(301)	(28)	(137)	(290)	(517)
Total operating revenues	(159)	(73)	(354)	(26)	(205)	(477)	(658)

Operating expenses						-
Policyholder benefits and claims and policyholder dividends	(72)	(26)	(10)	10	3	(175)	(23)
Interest credited to policyholder account balances	3	4	1	-	-	23	5
Capitalization of DAC	-	(4)	(3)	1	(1)	(2)	(7)
Amortization of DAC and VOBA	(2)	2	3	2	1	(1)	8
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	256	264	254	241	243	1,013	1,002
Other operating expenses (1)	26	54	(214)	(3)	(29)	434	(192)
Total operating expenses	211	294	31	251	217	1,292	793
Operating earnings before provision for income tax	(370)	(367)	(385)	(277)	(422)	(1,769)	(1,451)
Provision for income tax expense (benefit) (1)	(209)	(183)	(188)	(287)	(289)	(365)	(947)
Operating earnings	(161)	(184)	(197)	10	(133)	(1,404)	(504)
Preferred stock dividends	49	6	46	6	45	116	103
Operating earnings available to common shareholders	$(210)	$(190)	$(243)	$4	$(178)	$(1,520)	$(607)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(161)	$(184)	$(197)	$10	$(133)	$(1,404)	$(504)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	101	82	(249)	81	(185)	(234)	(271)
Net derivative gains (losses)	30	(70)	(58)	(9)	136	102	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(2)	(5)	22	3	1	5	21
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	4	(32)	(122)	(29)	(66)	(33)	(249)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(52)	38	137	(33)	9	42	151
Income (loss) from continuing operations, net of income tax	(80)	(171)	(467)	23	(238)	(1,522)	(853)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(80)	(171)	(467)	23	(238)	(1,522)	(853)
Less: Net income (loss) attributable to noncontrolling interests	1	-	-	(8)	1	(7)	(7)
Net income (loss) attributable to MetLife, Inc.	(81)	(171)	(467)	31	(239)	(1,515)	(846)
Less: Preferred stock dividends	49	6	46	6	45	116	103
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(130)	$(177)	$(513)	$25	$(284)	$(1,673)	$(949)

Total Operating Premiums, Fees and Other Revenues	$(161)	$(78)	$(319)	$(19)	$(180)	$(490)	$(596)

(1)         The year ended December 31, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Other business activities	$(9)	$(8)	$(3)	$6	$-	$(41)	$(5)
Other net investment income	2	4	(23)	2	(16)	17	(33)
Interest expense on debt	(166)	(171)	(166)	(157)	(158)	(658)	(652)
Preferred stock dividends	(49)	(6)	(46)	(6)	(45)	(116)	(103)
Acquisition costs	-	-	-	-	-	-	-
Corporate initiatives and projects	(45)	(25)	(32)	(23)	(49)	(169)	(129)
Incremental tax benefit (expense)	78	54	53	190	141	(256)	438
Other	(21)	(38)	(26)	(8)	(51)	(297)	(123)
Operating earnings available to common shareholders	$(210)	$(190)	$(243)	$4	$(178)	$(1,520)	$(607)

BRIGHTHOUSE FINANCIAL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Operating revenues
Premiums	$516	$393	$280	$347	$202	$1,675	$1,222
Universal life and investment-type product policy fees	929	858	861	903	869	3,718	3,491
Net investment income	791	813	870	941	879	3,327	3,503
Other revenues	112	86	346	50	253	422	735
Total operating revenues	2,348	2,150	2,357	2,241	2,203	9,142	8,951

Operating expenses
Policyholder benefits and claims and policyholder dividends	772	703	1,008	814	675	2,875	3,200
Interest credited to policyholder account balances	315	289	291	288	294	1,255	1,162
Capitalization of DAC	(94)	(102)	(83)	(70)	(78)	(399)	(333)
Amortization of DAC and VOBA	136	162	152	509	250	731	1,073
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	32	32	32	32	32	128	128
Other operating expenses	654	624	555	560	599	2,484	2,338
Total operating expenses	1,815	1,708	1,955	2,133	1,772	7,074	7,568
Operating earnings before provision for income tax	533	442	402	108	431	2,068	1,383
Provision for income tax expense (benefit)	145	115	105	40	101	555	361
Operating earnings	388	327	297	68	330	1,513	1,022
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$388	$327	$297	$68	$330	$1,513	$1,022

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$388	$327	$297	$68	$330	$1,513	$1,022
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	10	(61)	20	25	(62)	7	(78)
Net derivative gains (losses)	(276)	293	(2,973)	(501)	(2,670)	(441)	(5,851)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	73	73	75	73	71	291	292
Net investment income	(63)	(66)	(62)	(75)	(92)	(229)	(295)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(231)	(34)	(144)	(246)	(226)	(336)	(650)
Interest credited to policyholder account balances	(1)	(1)	(1)	(1)	-	(3)	(3)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	75	(85)	791	162	397	(6)	1,265
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	-	(3)	(1)	1	(8)	(3)
Other operating expenses	-	(30)	(10)	(23)	(39)	-	(102)
Goodwill impairment	-	-	-	(260)	-	-	(260)
Provision for income tax (expense) benefit	144	(31)	805	245	996	254	2,015
Income (loss) from continuing operations, net of income tax	121	385	(1,205)	(534)	(1,294)	1,042	(2,648)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	121	385	(1,205)	(534)	(1,294)	1,042	(2,648)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	121	385	(1,205)	(534)	(1,294)	1,042	(2,648)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$121	$385	$(1,205)	$(534)	$(1,294)	$1,042	$(2,648)

Total Operating Premiums, Fees and Other Revenues	$1,557	$1,337	$1,487	$1,300	$1,324	$5,815	$5,448
(1) Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Fixed Maturity Securities
Yield (1)	4.55%	4.43%	4.40%	4.38%	4.34%
Investment income (2), (3), (4)	$3,500	$3,628	$3,539	$3,573	$3,477
Investment gains (losses) (3)	(222)	20	151	162	(307)
Ending carrying value (2), (3)	352,433	373,082	388,156	391,163	351,500
Mortgage Loans
Yield (1)	5.03%	4.68%	4.94%	4.60%	4.37%
Investment income (3), (4)	819	807	851	806	794
Investment gains (losses) (3)	(27)	(64)	(98)	(31)	(31)
Ending carrying value (3)	66,930	68,482	69,240	71,013	74,409
Real Estate and Real Estate Joint Ventures
Yield (1)	5.11%	3.39%	2.84%	5.68%	3.70%
Investment income (3)	117	76	63	130	84
Investment gains (losses) (3)	274	2	45	(14)	115
Ending carrying value	8,433	8,733	9,063	9,186	9,041
Policy Loans
Yield (1)	5.37%	5.19%	5.24%	5.28%	5.21%
Investment income	153	149	147	148	145
Ending carrying value	11,258	11,257	11,240	11,177	11,028
Equity Securities
Yield (1)	5.62%	5.02%	4.55%	4.94%	5.05%
Investment income	42	37	33	35	35
Investment gains (losses)	(2)	(45)	(3)	8	(8)
Ending carrying value	3,321	3,374	3,333	3,289	3,194
Other Limited Partnership Interests
Yield (1)	(0.65)%	2.71%	6.86%	15.19%	12.38%
Investment income	(12)	46	120	263	212
Investment gains (losses)	(15)	(27)	(14)	(9)	(21)
Ending carrying value	7,096	7,022	6,982	6,878	6,778
Cash and Short-term Investments
Yield (1)	1.40%	0.99%	1.23%	1.01%	0.93%
Investment income	40	25	31	27	30
Investment gains (losses)	3	(7)	6	(9)	3
Ending carrying value	22,051	24,910	26,905	27,538	25,686
Other Invested Assets (1)
Investment income	278	271	247	327	324
Investment gains (losses) (3)	(21)	(6)	(63)	(10)	3
Ending carrying value	22,524	27,095	31,834	30,278	23,185
Total Investments
Investment income yield (1)	4.68%	4.55%	4.61%	4.78%	4.61%
Investment fees and expenses yield	(0.16)%	(0.16)%	(0.14)%	(0.13)%	(0.13)%
Net Investment Income Yield (1), (3)	4.52%	4.39%	4.47%	4.65%	4.48%
Investment income	$4,937	$5,039	$5,031	$5,309	$5,101
Investment fees and expenses	(164)	(167)	(150)	(149)	(148)
Net investment income including Divested businesses and Lag elimination	4,773	4,872	4,881	5,160	4,953
Less: Net investment income from Divested businesses and Lag elimination	-	166	-	-	-
Net Investment Income (3)	$4,773	$4,706	$4,881	$5,160	$4,953
Ending Carrying Value (3)	$494,046	$523,955	$546,753	$550,522	$504,821
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(10)	$(127)	$24	$97	$(246)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	(3)	-	-	-
Investment Portfolio Gains (Losses) (3)	$(10)	$(124)	$24	$97	$(246)
Gross investment gains	$611	$481	$404	$350	$360
Gross investment losses	(491)	(383)	(158)	(177)	(533)
Writedowns	(130)	(222)	(222)	(76)	(73)
Investment Portfolio Gains (Losses) (3)	(10)	(124)	24	97	(246)
Investment portfolio gains (losses) income tax (expense) benefit	(114)	111	(12)	(6)	69
Investment Portfolio Gains (Losses), Net of Income Tax	$(124)	$(13)	$12	$91	$(177)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(569)	$1,109	$(2,284)	$(1,270)	$(5,189)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	149	-	-	-
Derivative gains (losses) (3)	(569)	960	(2,284)	(1,270)	(5,189)
Derivative gains (losses) income tax (expense) benefit	194	(326)	830	436	1,767
Derivative Gains (Losses), Net of Income Tax	$(375)	$634	$(1,454)	$(834)	$(3,422)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,031 million, $1,101 million, $648 million, $721 million and $611 million in ending carrying value, and $17 million, $6 million, $10 million, $25 million and ($4) million of investment income related to fair value option and trading securities at or for the three months ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,981 million, $13,882 million, $13,657 million, $14,000 million and $13,304 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $12 million, $10 million, $9 million, $9 million and $8 million and mortgage loans of $172 million, $169 million, $159 million, $143 million and $136 million and cash and short-term investments of $0, $1 million, $0, $0 and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(10)	$(127)	$24	$97	$(246)
Operating joint venture adjustments	(2)	(5)	-	-	(1)
Net investment gains (losses) related to CSEs	-	2	(1)	(1)	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	74	145	243	161	(120)
Net investment gains (losses) - GAAP basis	$62	$15	$266	$257	$(367)

	For the Three Months Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(569)	$1,109	$(2,284)	$(1,270)	$(5,189)
Investment hedge adjustments	202	221	188	226	243
Settlement of foreign currency earnings hedges	9	4	(3)	(7)	2
PAB hedge adjustments	2	1	-	-	(1)
Net derivative gains (losses) - GAAP basis	$(356)	$1,335	$(2,099)	$(1,051)	$(4,945)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Fixed Maturity Securities
Yield (1)	4.63%	4.43%	4.41%	4.40%	4.39%
Investment income (2), (3), (4)	$14,201	$3,628	$7,167	$10,740	$14,217
Investment gains (losses) (3)	114	20	171	333	26
Ending carrying value (2), (3)	352,433	373,082	388,156	391,163	351,500
Mortgage Loans
Yield (1)	4.97%	4.68%	4.81%	4.74%	4.64%
Investment income (3), (4)	3,135	807	1,658	2,464	3,258
Investment gains (losses) (3)	(105)	(64)	(162)	(193)	(224)
Ending carrying value (3)	66,930	68,482	69,240	71,013	74,409
Real Estate and Real Estate Joint Ventures
Yield (1)	4.89%	3.39%	3.11%	3.99%	3.92%
Investment income (3)	488	76	139	269	353
Investment gains (losses) (3)	531	2	47	33	148
Ending carrying value	8,433	8,733	9,063	9,186	9,041
Policy Loans
Yield (1)	5.23%	5.19%	5.21%	5.24%	5.23%
Investment income	603	149	296	444	589
Ending carrying value	11,258	11,257	11,240	11,177	11,028
Equity Securities
Yield (1)	4.71%	5.02%	4.78%	4.83%	4.88%
Investment income	144	37	70	105	140
Investment gains (losses)	21	(45)	(48)	(40)	(48)
Ending carrying value	3,321	3,374	3,333	3,289	3,194
Other Limited Partnership Interests
Yield (1)	8.45%	2.71%	4.78%	8.21%	9.24%
Investment income	669	46	166	429	641
Investment gains (losses)	(67)	(27)	(41)	(50)	(71)
Ending carrying value	7,096	7,022	6,982	6,878	6,778
Cash and Short-term Investments
Yield (1)	1.04%	0.99%	1.10%	1.07%	1.03%
Investment income	129	25	56	83	113
Investment gains (losses)	(3)	(7)	(1)	(10)	(7)
Ending carrying value	22,051	24,910	26,905	27,538	25,686
Other Invested Assets (1)
Investment income	1,053	271	518	845	1,169
Investment gains (losses) (3)	(7)	(6)	(69)	(79)	(76)
Ending carrying value	22,524	27,095	31,834	30,278	23,185
Total Investments
Investment income yield (1)	4.85%	4.55%	4.58%	4.65%	4.64%
Investment fees and expenses yield	(0.15)%	(0.16)%	(0.15)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.70%	4.39%	4.43%	4.51%	4.50%
Investment income	$20,422	$5,039	$10,070	$15,379	$20,480
Investment fees and expenses	(633)	(167)	(317)	(466)	(614)
Net investment income including Divested businesses and Lag elimination	19,789	4,872	9,753	14,913	19,866
Less: Net investment income from Divested businesses and Lag elimination	-	166	166	166	166
Net Investment Income (3)	$19,789	$4,706	$9,587	$14,747	$19,700
Ending Carrying Value (3)	$494,046	$523,955	$546,753	$550,522	$504,821
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$484	$(127)	$(103)	$(6)	$(252)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	(3)	(3)	(3)	(3)
Investment Portfolio Gains (Losses) (3)	$484	$(124)	$(100)	$(3)	$(249)
Gross investment gains	$2,183	$481	$885	$1,235	$1,595
Gross investment losses	(1,354)	(383)	(541)	(718)	(1,251)
Writedowns	(345)	(222)	(444)	(520)	(593)
Investment Portfolio Gains (Losses) (3)	484	(124)	(100)	(3)	(249)
Investment portfolio gains (losses) income tax (expense) benefit	(116)	111	99	93	162
Investment Portfolio Gains (Losses), Net of Income Tax	$368	$(13)	$(1)	$90	$(87)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(782)	$1,109	$(1,175)	$(2,445)	$(7,634)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	149	149	149	149
Derivative gains (losses) (3)	(782)	960	(1,324)	(2,594)	(7,783)
Derivative gains (losses) income tax (expense) benefit	249	(326)	504	940	2,707
Derivative Gains (Losses), Net of Income Tax	$(533)	$634	$(820)	$(1,654)	$(5,076)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,031 million, $1,101 million, $648 million, $721 million and $611 million in ending carrying value, and $21 million, $6 million, $16 million, $41 million and $37 million of investment income related to fair value option and trading securities at or for the year-to-date period ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,981 million, $13,882 million, $13,657 million, $14,000 million and $13,304 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $12 million, $10 million, $9 million, $9 million and $8 million, mortgage loans of $172 million, $169 million, $159 million, $143 million and $136 million and cash and short-term investments of $0, $1 million, $0, $0 and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$484	$(127)	$(103)	$(6)	$(252)
Operating joint venture adjustments	4	(5)	(5)	(5)	(6)
Net investment gains (losses) related to certain CSEs	(3)	2	1	-	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	112	145	388	549	429
Net investment gains (losses) - GAAP basis	$597	$15	$281	$538	$171

	For the Year-to-Date Period Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(782)	$1,109	$(1,175)	$(2,445)	$(7,634)
Investment hedge adjustments	776	221	409	635	878
Settlement of foreign currency earnings hedges	37	4	1	(6)	(4)
PAB hedge adjustments	7	1	1	1	-
Net derivative gains (losses) - GAAP basis	$38	$1,335	$(764)	$(1,815)	$(6,760)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,127	75.8%	$2,850	77.1%	$2,599	77.0%	$2,239	79.8%	$4,052	82.9%
20% or more for less than six months	954	17.5%	376	10.1%	358	10.6%	245	8.7%	551	11.3%
20% or more for six months or greater	364	6.7%	472	12.8%	418	12.4%	321	11.5%	282	5.8%
Total Gross Unrealized Losses	$5,445	100.0%	$3,698	100.0%	$3,375	100.0%	$2,805	100.0%	$4,885	100.0%

Total Gross Unrealized Gains	$23,883		$32,267		$40,062		$39,334		$25,420

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$26	16.5%	$28	23.9%	$23	28.0%	$13	21.3%	$18	28.6%
20% or more for less than six months	94	59.5%	40	34.2%	9	11.0%	10	16.4%	10	15.9%
20% or more for six months or greater	38	24.0%	49	41.9%	50	61.0%	38	62.3%	35	55.5%
Total Gross Unrealized Losses	$158	100.0%	$117	100.0%	$82	100.0%	$61	100.0%	$63	100.0%

Total Gross Unrealized Gains	$482		$481		$501		$512		$513

(1)          MetLife’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$100,794	28.7%	$102,096	27.4%	$104,615	27.0%	$105,676	27.1%	$100,853	28.7%
U.S. government and agency securities		61,646	17.5%	64,991	17.5%	69,737	18.0%	69,785	17.9%	57,523	16.4%
Foreign government securities		50,499	14.4%	56,656	15.2%	62,261	16.1%	63,765	16.3%	57,138	16.3%
Foreign corporate securities		57,198	16.3%	59,091	15.9%	59,212	15.3%	60,419	15.5%	57,057	16.3%
Residential mortgage-backed securities		38,797	11.0%	43,029	11.6%	44,598	11.5%	45,309	11.6%	36,993	10.5%
State and political subdivision securities		15,441	4.4%	16,539	4.4%	17,410	4.5%	17,463	4.5%	16,176	4.6%
Asset-backed securities		14,394	4.1%	16,202	4.4%	16,518	4.2%	15,584	3.9%	13,877	4.0%
Commercial mortgage-backed securities		12,633	3.6%	13,377	3.6%	13,157	3.4%	12,441	3.2%	11,272	3.2%
Total Fixed Maturity Securities Available-For-Sale		$351,402	100.0%	$371,981	100.0%	$387,508	100.0%	$390,442	100.0%	$350,889	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$250,803	71.4%	$270,295	72.7%	$284,264	73.4%	$284,526	72.9%	$249,066	71.0%
2	Baa	79,523	22.6%	80,082	21.5%	81,120	20.9%	83,601	21.4%	81,097	23.1%
3	Ba	15,142	4.3%	15,288	4.1%	14,987	3.9%	15,040	3.9%	14,322	4.1%
4	B	4,839	1.4%	5,121	1.4%	5,865	1.5%	5,954	1.5%	5,494	1.6%
5	Caa and lower	1,041	0.3%	1,136	0.3%	1,157	0.3%	1,277	0.3%	904	0.2%
6	In or near default	54	- %	59	- %	115	- %	44	- %	6	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$351,402	100.0%	$371,981	100.0%	$387,508	100.0%	$390,442	100.0%	$350,889	100.0%

(1)          Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016

Traditional (2), (3)		$7,906		$8,267		$8,678		$8,862		$8,739
Real estate joint ventures and funds (4)		482		418		337		265		243
Subtotal		8,388		8,685		9,015		9,127		8,982
Foreclosed		45		48		48		59		59
Total Real Estate and Real Estate Joint Ventures		$8,433		$8,733		$9,063		$9,186		$9,041

(2)          Includes wholly-owned real estate, operating real estate joint ventures and multi-property funds with stable income-producing properties.

(3)          Includes real estate held-for-sale and held-for-investment.

(4)          Includes run-off portfolio of real estate private equity funds.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
	December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
Unaudited (In millions)

Commercial mortgage loans	$44,012		$45,445		$45,165		$45,801		$48,035
Agricultural mortgage loans	13,188		13,226		13,434		14,141		14,456
Residential mortgage loans	10,048		10,192		11,108		11,401		12,262
Total Mortgage Loans	67,248		68,863		69,707		71,343		74,753
Valuation allowances	(318)		(381)		(467)		(330)		(344)
Total Mortgage Loans, net	$66,930		$68,482		$69,240		$71,013		$74,409
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 30, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,583	21.8%	$10,360	22.8%	$10,183	22.5%	$9,661	21.1%	$11,254	23.4%
Middle Atlantic	8,154	18.5%	8,072	17.8%	8,291	18.4%	8,435	18.4%	8,708	18.1%
International	7,889	17.9%	8,264	18.2%	8,114	18.0%	8,169	17.8%	8,084	16.8%
South Atlantic	6,127	13.9%	6,167	13.6%	5,765	12.8%	6,031	13.2%	6,304	13.1%
West South Central	4,311	9.8%	4,190	9.2%	4,228	9.4%	4,303	9.4%	4,271	8.9%
East North Central	2,346	5.3%	2,217	4.9%	2,115	4.7%	2,303	5.0%	2,447	5.1%
Mountain	1,117	2.5%	1,297	2.8%	1,549	3.4%	1,548	3.4%	1,460	3.0%
New England	1,367	3.1%	1,581	3.5%	1,423	3.1%	1,417	3.1%	1,414	3.0%
West North Central	520	1.2%	511	1.1%	509	1.1%	506	1.1%	599	1.3%
East South Central	512	1.2%	630	1.4%	618	1.4%	633	1.4%	436	0.9%
Multi-Region and Other	2,086	4.8%	2,156	4.7%	2,370	5.2%	2,795	6.1%	3,058	6.4%
Total	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%

Office	$21,525	48.9%	$22,037	48.5%	$22,055	48.8%	$22,552	49.2%	$23,843	49.6%
Retail	10,466	23.8%	10,793	23.7%	11,109	24.6%	10,424	22.8%	10,619	22.1%
Apartment	5,171	11.7%	5,651	12.4%	5,872	13.0%	5,989	13.1%	5,870	12.2%
Hotel	4,396	10.0%	4,633	10.2%	4,048	9.0%	4,197	9.1%	4,367	9.1%
Industrial	2,334	5.3%	2,214	4.9%	2,008	4.4%	2,415	5.3%	2,998	6.3%
Other	120	0.3%	117	0.3%	73	0.2%	224	0.5%	338	0.7%
Total	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$1,425	$1,335	$970	$1,427	$1,460	$5,600	$5,192
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	62	15	266	257	(367)	597	171
Net derivative gains (losses)	(356)	1,335	(2,099)	(1,051)	(4,945)	38	(6,760)
Premiums - Divested businesses and Lag elimination	(1)	426	-	-	-	(3)	426
Universal life and investment-type product policy fees
Unearned revenue adjustments	(3)	25	9	(6)	-	5	28
GMIB fees	97	101	104	103	103	382	411
Divested businesses and Lag elimination	2	67	-	-	-	7	67
Net investment income
Investment hedge adjustments	(202)	(221)	(188)	(226)	(243)	(776)	(878)
Operating joint venture adjustments	2	5	-	-	1	(4)	6
Unit-linked contract income	343	(97)	191	529	327	264	950
Securitization entities income	(2)	-	3	1	(1)	8	3
Divested businesses and Lag elimination	-	166	-	-	-	-	166
Other revenues
Settlement of foreign currency earnings hedges	(9)	(4)	3	7	(2)	(37)	4
Divested businesses and Lag elimination	-	4	-	-	-	-	4
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	(6)	-
Inflation and pass through adjustments	6	(71)	(66)	21	198	5	82
GMIB costs	(286)	(6)	(137)	(304)	(371)	(399)	(818)
Market value adjustments	(19)	(17)	(10)	(12)	(10)	(136)	(49)
Divested businesses and Lag elimination	(1)	(306)	-	-	1	(1)	(305)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(1)	-	-	1	(7)	-
Unit-linked contract costs	(338)	77	(186)	(505)	(318)	(269)	(932)
Divested businesses and Lag elimination	-	(101)	-	-	-	-	(101)
Capitalization of DAC - Divested businesses and Lag elimination	-	105	-	-	-	-	105
Amortization of DAC and VOBA
Related to NIGL and NDGL	27	(6)	1,087	209	338	(9)	1,628
Related to GMIB fees and GMIB costs	(33)	(36)	(193)	56	80	(125)	(93)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	-	(72)	-	-	-	-	(72)
Amortization of negative VOBA
Related to market value adjustments	8	10	6	5	4	35	25
Divested businesses and Lag elimination	-	22	-	-	-	-	22
Interest expense on debt
Securitization entities debt expense	2	-	(3)	(1)	1	(8)	(3)
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other operating expenses
Noncontrolling interest	12	5	4	(7)	4	13	6
Regulatory implementation costs	-	-	-	-	(1)	(2)	(1)
Acquisition, integration and other costs	(7)	(6)	(16)	(11)	(31)	(28)	(64)
Divested businesses and Lag elimination	6	(254)	(130)	(52)	(101)	-	(537)
Goodwill impairment	-	-	-	(260)	-	-	(260)
Provision for income tax (expense) benefit	109	(297)	499	393	1,786	178	2,381
Income (loss) from continuing operations, net of income tax	842	2,203	114	573	(2,086)	5,322	804
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	842	2,203	114	573	(2,086)	5,322	804
Less: Net income (loss) attributable to noncontrolling interests	8	2	4	(4)	2	12	4
Net income (loss) attributable to MetLife, Inc.	834	2,201	110	577	(2,088)	5,310	800
Less: Preferred stock dividends	49	6	46	6	45	116	103
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$785	$2,195	$64	$571	$(2,133)	$5,152	$697

(1)          For the three months ended March 31, 2016, and for the year ended December 31, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(137)	$(86)	$(9)	$22	$-	$(174)	$(73)
Catastrophe experience and prior year development, net	(9)	(45)	(15)	16	-	(4)	(44)
Actuarial assumption review and other insurance adjustments	-	-	(462)	(319)	(58)	(92)	(839)
Tax adjustments	31	10	-	-	-	(628)	10
Expense initiative costs	-	-	-	-	(28)	-	(28)
Total notable items	$(115)	$(121)	$(486)	$(281)	$(86)	$(898)	$(974)

U.S.
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(8)	$(33)	$-	$1	$-	$12	$(32)
Catastrophe experience and prior year development, net	(9)	(45)	(15)	16	-	(4)	(44)
Actuarial assumption review and other insurance adjustments	-	-	(25)	-	-	-	(25)
Tax adjustments	-	-	-	-	-	(5)	-
Total notable items	$(17)	$(78)	$(40)	$17	$-	$3	$(101)

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(6)	$(1)	$(2)	$12	$-	$1	$9
Total notable items	$(6)	$(1)	$(2)	$12	$-	$1	$9

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$1	$(25)	$2	$(11)	$-	$16	$(34)
Actuarial assumption review and other insurance adjustments	-	-	(25)	-	-	-	(25)
Tax adjustments	-	-	-	-	-	(5)	-
Total notable items	$1	$(25)	$(23)	$(11)	$-	$11	$(59)

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(3)	$(7)	$-	$-	$-	$(5)	$(7)
Catastrophe experience and prior year development, net	(9)	(45)	(15)	16	-	(4)	(44)
Total notable items	$(12)	$(52)	$(15)	$16	$-	$(9)	$(51)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(24)	$(20)	$(10)	$(11)	$-	$(34)	$(41)
Actuarial assumption review and other insurance adjustments	-	-	(44)	(14)	-	9	(58)
Tax adjustments	-	20	-	-	-	61	20
Total notable items	$(24)	$-	$(54)	$(25)	$-	$36	$(79)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(3)	$(3)	$(2)	$(1)	$-	$(5)	$(6)
Actuarial assumption review and other insurance adjustments	-	-	-	8	-	-	8
Tax adjustments	31	(10)	-	-	-	91	(10)
Total notable items	$28	$(13)	$(2)	$7	$-	$86	$(8)

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$(16)	$-	$6	$(16)
Total notable items	$-	$-	$-	$(16)	$-	$6	$(16)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(33)	$(8)	$11	$22	$-	$(38)	$25
Actuarial assumption review and other insurance adjustments	-	-	(315)	(52)	(91)	(50)	(458)
Tax adjustments	-	-	-	-	-	3	-
Total notable items	$(33)	$(8)	$(304)	$(30)	$(91)	$(85)	$(433)

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(23)	$(4)	$1	$(6)	$-	$(72)	$(9)
Tax adjustments	-	-	-	-	-	(792)	-
Expense initiative costs	-	-	-	-	(28)	-	(28)
Total notable items	$(23)	$(4)	$1	$(6)	$(28)	$(864)	$(37)

BRIGHTHOUSE FINANCIAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016
Variable investment income, as compared to plan	$(46)	$(18)	$(9)	$17	$-	$(37)	$(10)
Actuarial assumption review and other insurance adjustments	-	-	(78)	(245)	33	(57)	(290)
Tax adjustments	-	-	-	-	-	14	-
Total notable items	$(46)	$(18)	$(87)	$(228)	$33	$(80)	$(300)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Total MetLife, Inc.’s stockholders’ equity	$67,949	$75,775	$79,179	$78,286	$67,309
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	65,883	73,709	77,113	76,220	65,243
Less: Net unrealized investment gains (losses), net of income tax	11,773	17,171	20,635	19,657	12,631
Defined benefit plans adjustment, net of income tax	(2,052)	(2,024)	(1,983)	(2,121)	(1,972)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	56,162	58,562	58,461	58,684	54,584
Less: Goodwill, net of income tax	9,314	9,555	9,670	9,442	9,112
VODA and VOCRA, net of income tax	494	483	470	448	404
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,354	$48,524	$48,321	$48,794	$45,068

Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Book value per common share (1)	$60.00	$67.10	$70.18	$69.35	$59.56
Less: Net unrealized investment gains (losses), net of income tax	10.72	15.63	18.78	17.88	11.53
Defined benefit plans adjustment, net of income tax	(1.87)	(1.84)	(1.80)	(1.93)	(1.80)
Book value per common share, excluding AOCI other than FCTA (1)	51.15	53.31	53.20	53.40	49.83
Less: Goodwill, net of income tax	8.48	8.70	8.79	8.59	8.32
VODA and VOCRA, net of income tax	0.45	0.44	0.43	0.41	0.37
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$42.22	$44.17	$43.98	$44.40	$41.14

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015	December 31, 2016

Return on MetLife, Inc.’s:
Common stockholders’ equity	4.7%	12.6%	0.3%	3.0%	(12.1)%	7.5%	1.0%
Common stockholders’ equity, excluding AOCI other than FCTA	5.6%	15.3%	0.4%	3.9%	(15.1)%	9.1%	1.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	6.8%	18.6%	0.6%	4.8%	(18.1)%	11.2%	1.6%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	8.2%	7.6%	4.9%	7.4%	8.0%	8.0%	7.1%
Common stockholders’ equity, excluding AOCI other than FCTA	9.7%	9.3%	6.3%	9.7%	10.0%	9.7%	8.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	11.9%	11.3%	7.7%	11.8%	12.2%	11.9%	10.8%

Average common stockholders’ equity	$67,160	$69,796	$75,411	$76,667	$70,732	$68,674	$71,634
Average common stockholders’ equity, excluding AOCI other than FCTA	$56,567	$57,362	$58,512	$58,573	$56,634	$56,412	$57,291
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,703	$47,439	$48,423	$48,558	$46,931	$46,346	$47,412

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 of $12 million, $12 million, $12 million, $12 million and $11 million, respectively, and for the years ended December 31, 2015 and 2016 of $48 million and $47 million, respectively.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2), (3) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S.
GROUP BENEFITS	14.7%	29.5%	40.9%	24.7%	(9.6)%
RETIREMENT AND INCOME SOLUTIONS	11.9%	10.9%	21.8%	16.6%	11.3%
PROPERTY & CASUALTY	7.7%	11.0%	(0.7)%	20.9%	15.6%
TOTAL U.S.	12.0%	15.9%	24.6%	19.2%	6.2%
ASIA	8.1%	31.3%	27.9%	13.0%	(21.7)%
LATIN AMERICA	12.9%	18.4%	11.1%	19.0%	32.7%
EMEA	8.8%	9.1%	11.8%	14.1%	3.2%
METLIFE HOLDINGS	1.6%	17.3%	6.0%	(2.2)%	(14.4)%

RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S.	13.2%	17.5%	27.0%	21.1%	6.8%
ASIA	14.0%	53.7%	48.0%	22.5%	(37.2)%
LATIN AMERICA	21.7%	29.1%	17.6%	30.2%	51.9%
EMEA	16.3%	15.6%	20.2%	24.2%	6.0%
METLIFE HOLDINGS	1.9%	18.3%	6.5%	(2.1)%	(14.9)%

OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S.
GROUP BENEFITS	21.7%	19.7%	25.7%	25.8%	24.1%
RETIREMENT AND INCOME SOLUTIONS	14.5%	14.2%	15.3%	18.1%	17.6%
PROPERTY & CASUALTY	10.0%	7.8%	(0.7)%	20.5%	15.2%
TOTAL U.S.	15.6%	15.0%	16.4%	20.4%	19.1%
ASIA	10.1%	11.0%	9.4%	11.7%	12.8%
LATIN AMERICA	18.3%	19.7%	17.9%	17.3%	15.9%
EMEA	6.5%	7.8%	7.9%	9.2%	8.9%
METLIFE HOLDINGS	9.3%	9.6%	(1.2)%	9.6%	7.2%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S.	17.2%	16.5%	18.0%	22.4%	21.0%
ASIA	17.4%	19.0%	16.2%	20.2%	22.1%
LATIN AMERICA	30.7%	31.2%	28.3%	27.5%	25.2%
EMEA	12.2%	13.5%	13.8%	15.8%	15.6%
METLIFE HOLDINGS	9.9%	10.3%	(1.1)%	10.2%	7.7%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2015	2016	2015	2016
U.S.
GROUP BENEFITS		$2,825	$2,884
RETIREMENT AND INCOME SOLUTIONS		6,471	6,813
PROPERTY & CASUALTY		1,765	1,130
TOTAL U.S.		$11,061	$10,827	$10,083	$9,855
ASIA		$11,509	$11,045	$6,708	$6,431
LATIN AMERICA		$3,440	$3,070	$2,048	$1,935
EMEA		$3,332	$3,226	$1,865	$1,919
METLIFE HOLDINGS		$11,450	$11,082	$10,880	$10,586

(3)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(4)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-
EMEA	$3	$2	$2	$2	$3
METLIFE HOLDINGS	$5	$5	$5	$5	$5

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES, OTHER OPERATING EXPENSES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S. (1)	$5,576	$5,474	$5,612	$6,373	$5,815
ASIA	2,171	2,075	2,049	2,110	2,130
LATIN AMERICA	870	866	877	866	913
EMEA	598	591	601	596	622
METLIFE HOLDINGS (1)	1,784	1,656	1,686	1,555	1,626
CORPORATE & OTHER (1)	(161)	(78)	(319)	(19)	(180)
BRIGHTHOUSE FINANCIAL (1)	1,557	1,337	1,487	1,300	1,324
Total operating premiums, fees and other revenues on a constant currency basis	$12,395	$11,921	$11,993	$12,781	$12,250
Total operating premiums, fees and other revenues	$12,338	$11,905	$12,074	$12,949	$12,250

ASIA (including operating joint ventures) (2), (3)	$2,247	$2,232	$2,198	$2,270	$2,313

OTHER OPERATING EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S. (1)	$945	$942	$918	$912	$934
ASIA	1,005	871	869	882	928
LATIN AMERICA	333	311	314	326	368
EMEA	352	322	321	320	322
METLIFE HOLDINGS (1)	706	596	864	401	531
CORPORATE & OTHER (1)	26	54	(214)	(3)	(29)
BRIGHTHOUSE FINANCIAL (1)	654	624	555	560	599
Total other operating expenses on a constant currency basis	$4,021	$3,720	$3,627	$3,398	$3,653
Total other operating expenses	$3,998	$3,710	$3,659	$3,467	$3,653

ASIA (including operating joint ventures) (2), (3)	$1,030	$928	$930	$950	$993

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
U.S. (1)	$432	$406	$443	$552	$516
ASIA	303	311	256	313	354
LATIN AMERICA	134	144	130	128	122
EMEA	50	59	58	70	72
METLIFE HOLDINGS (1)	265	267	(33)	266	199
CORPORATE & OTHER (1)	(210)	(190)	(243)	4	(178)
BRIGHTHOUSE FINANCIAL (1)	388	327	297	68	330
Total operating earnings available to common shareholders on a constant currency basis	$1,362	$1,324	$908	$1,401	$1,415
Total operating earnings available to common shareholders	$1,376	$1,329	$924	$1,421	$1,415

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)          Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	operating earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	operating return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.’s tangible common stockholders’ equity	(xi)	MetLife, Inc.’s stockholders’ equity
(xii)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings and related measures

•	operating earnings;
•	operating earnings available to common shareholders; and
•	operating earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses

These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months ended March 31, 2016 and for the year ended December 31, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
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Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within operating earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures

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MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

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Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
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Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
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Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of operating earnings and other financial measures based on operating earnings mentioned above.

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MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

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Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
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Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements